EQUITY METHOD INVESTMENTS	12 Months Ended
Dec. 31, 2013
EQUITY METHOD INVESTMENTS
EQUITY METHOD INVESTMENTS

7.                       EQUITY METHOD INVESTMENTS

	As of December 31,
	2012	2013
Investee
Beijing Yesway Information Technology Co., Ltd.	3,791	3,165
Beijing GoldenTom Information Technology Co. Ltd.	12	—
Ariadne’s Thread Co. Ltd.	361	446
Total	4,164	3,611

On January 1, 2009, the Group completed the acquisition of 22% equity of Beijing Yesway Information Technology Co., Ltd. (“Yesway”, formerly known as Beijing 95190 Information Technology Co., Ltd. ), a telematics service provider which operates a call center to provide online driving directions, safety driving information, emergency rescue and other service to automobile drivers and passengers in the PRC, for a cash consideration of $4,397. Since the Group has the ability to exercise significant influence over the operating and financing decisions of Yesway, the Group uses the equity method of accounting to record its investment in Yesway. On January 1, 2010, pursuant to the financial performance based equity adjustment term in the original purchase agreement, the percentage of the Group’s shareholding in Yesway was adjusted upwards to 24.96%. On February 17, 2011, Yesway’s shareholders, including the Group, made a pro rata transfer of their shares to one shareholder for future share based awards to employees of Yesway. As a result, the Group’s shareholding in Yesway was reduced to 24.21% from 24.96%. The Group’s share of the net loss of Yesway was $425, $410 and $725 for the years ended December 31, 2011, 2012 and 2013, respectively.

On October 28, 2011, AutoNavi Software and TomTom Global Content B.V.(“TomTom Global”) established a joint venture, Beijing GoldenTom Information Technology Co., Ltd (“GoldenTom”), to provide digital map databases and traffic information in China. AutoNavi Software and TomTom Global contributed capital of $510 and $490, and accordingly hold 51% and 49% equity interests of GoldenTom, respectively. Autonavi Software does not have the ability to control GoldenTom since according to the investment agreement, all the significant decisions to be made in ordinary course of business shall be agreed by all board members, who are from both AutoNavi Software and TomTom Global, unanimously. AutoNavi Software and TomTom Global share the control over the significant activities of GoldenTom which acts as a distribution channel of the products of both the Group and TomTom Global. As a result, the investment in GoldenTom is accounted for as an equity method investment. The Group’s share of the net loss of GoldenTom was $247, $249 and $12 for the years ended December 31, 2011, 2012 and 2013, respectively. As of December 31, 2013, the balance of the equity method investment in GoldenTom was reduced to zero due to accumulated losses of GoldenTom.

On January 17, 2012 the Group acquired 20% equity interest in Ariadne’s Thread Co., Ltd (“Ariadne”) with a cash consideration of $477, which is a company engaged in e-commerce of movie tickets through its proprietary mobile applications. This investment is accounted for using the equity method of accounting. The Group’s share of the net loss of Ariadne was $119 and $58 for the year ended December 31, 2012 and 2013, respectively. Pursuant to an investment agreement dated February 20, 2013, Ariadne received capital contribution from a third party for 16% equity interest and as a result of this transaction, the balance of the Group’s equity method investment in Ariadne increased by $129 with a corresponding increase in additional paid-in capital.